Investment Strategy	Aug. 26, 2025
Academy Veteran Bond ETF
Prospectus [Line Items]
Strategy Narrative [Text Block]

As of the Effective Date, the fourth and fifth paragraphs of the “Principal Investment Strategies” section of the both the Summary Prospectus and Prospectus are deleted in their entirety and replaced with the following two paragraphs:

In addition to its investments in MBS and pools of SBA loans, the Fund will from time to time also invest in certain other bonds and fixed income securities and/or hold cash and cash-equivalents (such as U.S. treasuries).

The Fund will invest only in bonds and other fixed income securities that are rated investment grade (that is, securities rated Baa3/BBB- or higher), or if unrated, determined to be of comparable credit quality by the Sub-Adviser. The Fund invests only in U.S. dollar-denominated securities.